Supplement dated May 17, 2023 to the Statutory Prospectus dated May 1, 2023
For PS VUL 2 flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Statutory Prospectus for your Policy, as supplemented (the "Prospectus"). All information in your Prospectus dated May 1, 2023, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

The information in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section is revised with the following underlying fund information:
Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class P; Pacific Life Fund Advisors LLC (Delaware Management Company)	0.71%[1]	-30.59%	11.19%	12.21%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. 15-53191-00